                    ESCROW  AGREEMENT                            Exhibit 10(aa)


          THIS AGREEMENT made as of this 14/th/ day of November, 2001.

AMONG:

               Pierre Lassonde, an individual of the City of Toronto, in the Province of Ontario ("Lassonde")

               - and -

               Lassonde Family Trust and FIRELIGHT INVESTMENTS INC., (hereinafter collectively referred to as "Security Holders" and individually as a "Security Holder")

               - and -

               Gowling Lafleur Henderson LLP, a limited liability partnership under the laws of the Province of Ontario

               (hereinafter called the "Escrow Agent")

               - and -

               NEWMONT MINING CORPORATION, a corporation incorporated under the laws of Delaware

               (hereinafter called "Newmont")

          WHEREAS Newmont and Franco-Nevada Mining Corporation Limited, a corporation incorporated under the laws of Canada ("Franco-Nevada") are entering into an arrangement agreement (the "Agreement"), dated the date hereof, providing for, among other things, the acquisition of all of the outstanding securities in the capital of Franco-Nevada in exchange for Newmont Shares and Exchangeable Shares (exchangeable into Newmont Shares) by way of a plan of arrangement under the Canada Business Corporations Act;

          AND WHEREAS the Security Holders currently own common shares in Franco-Nevada (the "Franco-Nevada Shares") as set forth in Schedule "I";

          AND WHEREAS, as a result of the completion of the transactions contemplated by the Agreement, the Security Holders, either directly or indirectly, will own common shares in the capital of Newmont ("Newmont Shares") and/or Exchangeable Shares as set forth in Schedule "I" (the "Newmont Securities");

          AND WHEREAS to induce Newmont to enter into the Agreement, the Security Holders have deposited (or have agreed to deposit), in escrow, certificates representing the

Franco-Nevada Shares (the "Escrowed Franco-Nevada Shares") duly endorsed for transfer and, upon receipt thereof, certificates representing the Newmont Securities (the "Escrowed Newmont Shares") (collectively, the "Escrowed Franco-Nevada Shares", the "Escrowed Newmont Shares", together with any replacement or substituted securities therefor, the "Escrowed Shares");

          AND WHEREAS the Escrow Agent has agreed to undertake and perform its duties according to the terms and conditions hereof;

          AND WHEREAS the foregoing statements of fact and recitals are made by the parties hereto except the Escrow Agent;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the aforesaid agreements, and of the sum of one dollar ($1.00) now paid by the parties hereto each to the other (receipt of which sum the parties do hereby respectively acknowledge each to the other) Lassonde, the Security Holders, Newmont and the Escrow Agent covenant and agree each with the other as follows:

1. All capitalized terms used but not defined herein, including in the recitals and schedule hereto, shall have the same meaning as in the Agreement.

2. Each of the Security Holders hereby undertakes and agrees forthwith to deliver certificates representing:

     (a) the Escrowed Franco-Nevada Shares not delivered with this agreement, and

     (b)  the Escrowed Newmont Shares when certificates therefor are issued,

(including, without limitation, any replacement certificates if and when such are issued) to the Escrow Agent for deposit in escrow.

3. Other than as provided for in Section 4 of this agreement, the Escrowed Shares and the beneficial ownership of or any interest in them and the certificates representing them (including, without limitation, any replacement certificates) shall not be sold, assigned, transferred, mortgaged, hypothecated, charged, pledged, alienated, released from escrow, transferred within escrow, or otherwise dealt with (including, without limitation, by way of a hedge or derivative securities transaction) except:

     (a) as may be required by reason of the death or bankruptcy of a Security Holder, in which case the Escrow Agent shall hold the Escrowed Shares to which such Security Holder is entitled, subject to this agreement, for whatever person, firm or corporation as shall be legally entitled to be or to become the registered owner thereof;

     (b) pursuant to the transactions contemplated by the Agreement to permit the delivery of the certificates for the Escrowed Franco-Nevada Shares in accordance with the Plan of Arrangement for the purposes of receiving into escrow the Escrowed Newmont Shares; or

     (c) with the prior written consent of Newmont, which consent may be unreasonably withheld.

4. Notwithstanding anything to the contrary contained in Section 3 of this agreement, it is agreed that Escrowed Shares will be released from escrow from time to time as set forth in Schedule "I" hereto.

5. The Security Holders hereby direct the Escrow Agent to retain their respective Escrowed Shares and the certificates (including, without limitation, any replacement certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any sale, assignment, hypothecation, pledge, charge, or alienation thereof except in accordance with the terms of this agreement. The Escrow Agent accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof.

6. The Escrow Agent shall be protected in acting and relying reasonably upon any written notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as "Documents") furnished to it and signed by any person required to or entitled to execute and deliver to the Escrow Agent any such Documents in connection with this agreement, not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine.

7. If during the period in which any of the Escrowed Shares are retained in escrow pursuant hereto, any dividend is received by the Escrow Agent in respect of the Escrowed Shares, any such dividend shall be forthwith paid or transferred to the respective Security Holders entitled thereto.

8. Each of the Security Holders has all necessary power and authority to enter into this agreement. This agreement is the legal, valid and binding agreement of each Security Holder and is enforceable against such Security Holder in accordance with its terms.

9. Any notices or other communications to be made or given hereunder shall be in writing and shall reference this agreement and may, subject as hereinafter provided, be made or given by personal delivery or by facsimile transmission (provided such transmission is recorded as being successfully transmitted) addressed to the respective parties as follows:

     (a)  if to the Security Holders:   Mr. Pierre Lassonde
                                        c/o Franco-Nevada Mining
                                        Corporation Limited
                                        Suite 1900, Box 2005
                                        20 Eglinton Avenue West
                                        Toronto, Ontario
                                        M4R 1K8
                                        Tel: (416) 480-6498
                                        Fax: (416) 488-6598

     (b)  if to the Escrow Agent:       Gowling Lafleur Henderson LLP
                                        Attn:  Leslie T. Gord
                                        Suite 5800, Scotia Plaza
                                        40 King Street West
                                        Toronto, Ontario
                                        M5H 3Z7
                                        Canada

                                        Tel:  (416) 369-7309
                                        Fax:  (416) 369-7250

     (c)  if to Newmont:                Newmont Mining Corporation
                                        Attn: Britt D. Banks
                                        1700 Lincoln Street
                                        Denver, Colorado 80203
                                        United States of America
                                        Tel:  (303) 837-5998
                                        Fax:  (303) 837-5810

                                        with a copy to:

                                        Wachtell, Lipton, Rosen & Katz
                                        Attn: David A. Katz
                                        51 West 52nd Street
                                        New York, New York 10019
                                        United States of America
                                        Tel:  (212) 403-1000
                                        Fax:  (212) 403-2000


All such notices and communications shall be deemed to have been received on the date of such delivery or sending.

10. All voting rights attached to the Escrowed Shares shall at all times be exercised by the registered owners thereof and the Escrow Agent shall take all necessary steps from time to time to permit such registered owners to exercise such rights.

11. Newmont and the Security Holders jointly and severally agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including, without limitation, legal fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of and performance of its duties and obligations under this agreement. The Escrow Agent shall be under no duty to institute any suit, or to take any remedial procedures under this agreement, or to enter any appearance or in any way defend any suit in which it may be made a defendant hereunder until it shall be indemnified as provided above. This provision shall survive the resignation or removal of the Escrow Agent and/or the termination of this agreement.

12. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrowed Shares which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this agreement (except for the safekeeping of the Escrowed Shares) until such uncertainty or conflicting instructions have been resolved to the Escrow Agent's sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from all of the other parties hereto, or otherwise. In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this agreement or the Escrowed Shares, the Escrow Agent shall not be required to determine the proper resolution of such controversy and shall have the absolute right, in its sole discretion, to deposit the Escrowed Shares with the clerk of a court of competent jurisdiction, file a suit in interpleader in that court and obtain an order from that court requiring all parties involved to resolve their respective claims or to litigate their respective claims arising out of or in connection with the Escrowed Shares in that court. Upon the deposit by the Escrow Agent of the Escrowed Shares with the clerk of that court in accordance with this provision, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

13. Newmont hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance.

14.

     (a) If the Escrow Agent should wish to resign, it shall give at least 30 days' notice to Newmont and the Security Holders of the effective date of resignation or removal, whereupon Newmont may, with the written consent of the Security Holders, by writing appoint another Escrow Agent in its place and such appointment shall be binding on the Security Holders. Upon the appointment of a successor escrow agent, the Escrow Agent shall be discharged from all further duties and obligations hereunder and the new escrow agent shall assume and be bound by the obligations of the Escrow Agent hereunder.

     (b) Upon the effective date of resignation or removal, if Newmont has not appointed a successor escrow agent, the Security Holders may appoint a successor escrow agent. Failing such appointment by the Security Holders within 30 days from the effective date, the Escrow Agent shall return the Escrowed Shares to Newmont to be held in trust for the Security Holders and the duties and obligations of the Escrow Agent under this agreement shall cease immediately.

15. The Escrow Agent may retain legal counsel and advisors as may be reasonably required for the purpose of discharging its duties or determining its rights under this agreement, and may rely and act upon the advice of such counsel or advisors. Newmont shall pay or reimburse the Escrow Agent for any reasonable fees, expenses and disbursements of such counsel or advisors.

16. The Escrow Agent shall have no duties or responsibilities except as expressly provided in this agreement and shall have no liability or responsibility arising under any other agreement, including, without limitation, any agreement referred to in this agreement, to which the Escrow Agent is not a party.

17. The written consent, order or direction of Newmont as to a release from escrow of all or any part of the Escrowed Shares shall terminate this agreement only in respect of those Escrowed Shares so released. For greater certainty, this clause does not apply to Escrowed Shares transferred within escrow.

18. This agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement. The signature of any of the parties hereto may be evidenced by a facsimile copy of this agreement bearing such signature.

19. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

20. This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

21. Any term of this Agreement which is invalid or unenforceable will not affect any other term of this agreement.

22. Where a notice, waiver, permit, consent, direction, authorization or instruction is to be delivered or given by or to the Security Holders, such notice, waiver, permit, consent, direction, authorization or instruction may be provided by or to Lassonde on behalf of and in the name of the Security Holders, and the Security Holders shall have been deemed to have authorized and consented to or to have received, as the case may be, such delivery.

23. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

          IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Sharon E. Dowdall                                /s/ Pierre Lassonde
---------------------------------              --------------------------------
    Witness                                              PIERRE LASSONDE

                                               LASSONDE FAMILY TRUST, by its
                                               trustee(s)

                                               By: /s/ Pierre Lassonde
                                                  -----------------------------
                                                  Name:
                                                  Title: Trustee

                                               By:_____________________________
                                                  Name:
                                                  Title:

                                               FIRELIGHT INVESTMENTS LIMITED

                                               By: /s/ Pierre Lassonde
                                                  -----------------------------
                                                  Name:
                                                  Title: President

                                               By:_____________________________
                                                  Name:
                                                  Title:

                                               GOWLING LAFLEUR HENDERSON LLP

                                               By: /s/ Leslie Gord
                                                  -----------------------------
                                                  Name:
                                                  Title: Partner


                                               By:_____________________________
                                                  Name:
                                                  Title:

                                              NEWMONT MINING CORPORATION

                                              By: /s/ Wayne W. Murdy
                                                 ------------------------------
                                                 Name:
                                                 Title: Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer

                                              By:______________________________
                                                 Name:
                                                 Title:

                                  SCHEDULE I

                                ESCROWED SHARES

Escrowed Franco-Nevada Shares

===================================================================================================
                                             Number of
        Registered Owner                Franco-Nevada Shares                  Release Date
---------------------------------------------------------------------------------------------------
Pierre Lassonde                           667,200 (Options)         Three months following the
                                                                    termination of the Agreement

Pierre Lassonde                         2,049,190*                  Three months following the
                                                                    termination of the Agreement

Pierre Lassonde (RRSP)                     23,127                   Three months following the
                                                                    termination of the Agreement

Lassonde Family Trust                      70,040                   Three months following the
                                                                    termination of the Agreement

Firelight Investments Ltd.              1,508,810                   Three months following the
                                                                    termination of the Agreement
===================================================================================================

Escrowed Newmont Shares

====================================================================================================================
                                       Type of Shares
Registered or Indirect          (Newmont Shares/ Exchangeable     Number of
          Owner                            Shares)                 Shares                    Release Date
--------------------------------------------------------------------------------------------------------------------
Pierre Lassonde                            Options                 373,632            160,128 shares under option to
                                                                                      be released on the first
                                                                                      anniversary of the completion
                                                                                      (the "Closing") of the
                                                                                      transactions contemplated by
                                                                                      the Agreement.

                                                                                      An additional 106,752 shares
                                                                                      under option to be released on
                                                                                      the second anniversary of the
                                                                                      Closing.

                                                                                      An additional 106,752 shares
                                                                                      under option to be released on
                                                                                      the third anniversary of the
                                                                                      Closing.
---------------------------------------------------------------------------------------------------------------------
Pierre Lassonde                      Exchangeable Shares         1,147,546            491,806 shares to be released
                                                                                      on the first anniversary of
                                                                                      the Closing.

                                                                                      An additional 327,870 shares
                                                                                      to be released on the second
                                                                                      anniversary of the Closing.

                                                                                      An additional 327,870 shares
---------------------------------------------------------------------------------------------------------------------

*  400,000 shares are pledged to the Royal Bank of Canada.

====================================================================================================================
                                       Type of Shares
Registered or Indirect          (Newmont Shares/ Exchangeable     Number of
          Owner                            Shares)                 Shares                   Release Date
                                                                                      to be released on the third
                                                                                      anniversary of the Closing.
--------------------------------------------------------------------------------------------------------------------
Pierre Lassonde (RRSP)               Exchangeable Shares          12,950              5,550 shares to be released on
                                                                                      the first anniversary of the
                                                                                      Closing.

                                                                                      An additional 3,700 shares to
                                                                                      be released on the second
                                                                                      anniversary of the Closing.

                                                                                      An additional 3,700 shares to
                                                                                      be released on the second
                                                                                      anniversary of the Closing.
---------------------------------------------------------------------------------------------------------------------
Lassonde Family Trust                Exchangeable Shares          39,222              16,810 shares to be released
                                                                                      on the first anniversary of
                                                                                      the Closing.

                                                                                      An additional 11,206 shares to
                                                                                      be released on the second
                                                                                      anniversary of the Closing.

                                                                                      An additional 11,206 shares to
                                                                                      be released on the third
                                                                                      anniversary of the Closing.
---------------------------------------------------------------------------------------------------------------------
Firelight Investments Ltd.           Exchangeable Shares         844,933              362,114 shares to be released
                                                                                      on the first anniversary of
                                                                                      the Closing.

                                                                                      An additional 241,410 shares
                                                                                      to be released on the second
                                                                                      anniversary of the Closing.

                                                                                      An additional 241,409 shares
                                                                                      to be released on the third
                                                                                      anniversary of the Closing.
=====================================================================================================================